ADVISORS DISCIPLINED TRUST 1706

                          SUPPLEMENT TO THE PROSPECTUS

     Nuveen California Dividend Advantage Municipal Fund 2 (NYSE: NVX) has merged with and into Nuveen California Dividend Advantage Municipal Fund (NYSE:NAC). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for California Municipal Closed-End Portfolio, Series 2016-2 will no longer include shares of Nuveen California Dividend Advantage Municipal Fund 2.

     Supplement Dated:  November 7, 2016








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